UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

Pursuant To Section 13 Or 15 (d) of the
Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported): October 12, 2004

EXIDE TECHNOLOGIES

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11263	23-0552730
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

Crossroads Corporate Center
3150 Brunswick Pike
Suite 230
	Lawrenceville, New Jersey 08648	08648
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(609) 512-3000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1 SEPARATION AGREEMENT
EX-99.1 PRESS RELEASE
EX-99.2 PRESS RELEASE

Item 1.01	Entry into a Material Definitive Agreement

     On October 12, 2004, Exide Technologies (the “Company”) entered into a Separation Agreement (the “Separation Agreement”) with Craig H. Muhlhauser, the Company’s President and Chief Executive Officer, pursuant to which, among other things, Mr. Muhlhauser agreed to step down as the Company’s President and Chief Executive Officer and resign as a member of the Company’s board of directors (the “Board”) effective upon the earlier of (i) two weeks notice from the Board and (ii) April 1, 2005. A copy of the Separation Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     The Company is filing a press release announcing, among other things, that Craig H. Muhlhauser, the Company’s President and Chief Executive Officer, will leave the Company on or prior to April 1, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

     The Company is also filing a press release announcing the appointment, effective as of October 12, 2004, of J. Timothy Gargaro, age 50, as the Company’s Executive Vice President and Chief Financial Officer. Ian Harvie, who has served as the Company’s Interim Chief Financial Officer, will resume his duties as Vice President and Controller. Prior to joining Exide, Mr. Gargaro most recently served as Executive Vice President and Chief Financial Officer at Oxford Automotive, Inc., from 2002 through 2003. Mr. Gargaro held a similar position with Delco Remy International, Inc., from 2000 through 2001 and served as Vice President, Finance for Lear Corporation from 1998 to 2000. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

     Mr. Gargaro will receive annual base compensation of $350,000 for fiscal 2005 and a net retention payment of $50,000 after thirty (30) days of employment. Mr. Gargaro will be entitled to participate in the Company’s executive incentive plan on a pro-rated basis for fiscal 2005 and receive a monthly car allowance of $950. Mr. Gargaro will also be eligible for the Company’s Income Protection Plan, which provides 12 months of severance, regardless of whether the executive officer obtains new employment within the 12 month period. The Income Protection Plan is intended to provide participants with severance benefits in the event of termination of employment without cause or resignation under certain adverse circumstances.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Exhibit
Number	Description
10.1	Separation Agreement, dated as of October 11, 2004, by and between the Company and Craig H. Muhlhauser

99.1	Press release, dated October 12, 2004, issued by the Company

Exhibit
Number	Description
99.2	Press release, dated October 12, 2004, issued by the Company

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXIDE TECHNOLOGIES (Registrant)
Date: October 12, 2004	By:	/S/ STUART KUPINSKY
		Name:	Stuart Kupinsky
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Separation Agreement, dated as of October 11, 2004, by and between the Company and Craig H. Muhlhauser

99.1	Press release, dated October 12, 2004, issued by the Company

99.2	Press release, dated October 12, 2004, issued by the Company